UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Aon Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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<STOCK#> 123456 C0123456789 12345 C 1234567890 C O Y MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 www.envisionreports.com/AON Step 1: Go to www.envisionreports.com/AON to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 01104D IMPORTANT ANNUAL STOCKHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the Aon Corporation Stockholder Meeting to be Held on May 15, 2009 Under the rules of the Securities and Exchange Commission, you are receiving this notice that the proxy materials for Aon Corporation’s annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2008 are available at: [1] Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view proxy materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 5, 2009 to facilitate timely delivery.

Here’s how to order a copy of the proxy materials, which include the proxy card, Proxy Statement and Annual Report, and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. [1] Internet – Go to www.envisionreports.com/AON. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. [1] Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. [1] Email – Send an email to investorvote@computershare.com with “Proxy Materials Aon Corporation” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 5, 2009. Stockholder Meeting Notice Aon Corporation’s Annual Meeting of Stockholders will be held on May 15, 2009 at the Indiana Room, Aon Center, 200 East Randolph Street, Chicago, IL 60601 at 10:00 A.M. CDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposal 2. 1. Election of Directors. 01 - Lester B. Knight 02 - Gregory C. Case 03 - Fulvio Conti 04 - Edgar D. Jannotta 05 - Jan Kalff 06 - J. Michael Losh 07 - R. Eden Martin 08 - Andrew J. McKenna 09 - Robert S. Morrison 10 - Richard B. Myers 11 - Richard C. Notebaert 12 - John W. Rogers, Jr. 13 - Gloria Santona 14 - Carolyn Y. Woo 2. Ratification of appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Aon Corporation Annual Meeting For directions to the Aon Corporation Annual Meeting, please contact Aon’s corporate office at (312) 381-1000. 01104D

BARCODE You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: For holders as of: Date: Time: Location: See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000019353_1 R2.09.03.15 AON CORPORATION Annual Meeting May 15, 2009 10:00 AM CDT March 18, 2009 Indiana Room Aon Center 200 East Randolph Street Chicago, IL 60601 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000019353_2 R2.09.03.15 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2009 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 [1] Voting items 0000019353_3 R2.09.03.15 The Board of Directors recommends you vote FOR the following proposal(s). 1. Election of Directors Nominees 01 Lester B. Knight 02 Gregory C. Case 03 Fulvio Conti 04 Edgar D. Jannotta 05 Jan Kalff 06 J. Michael Losh 07 R. Eden Martin 08 Andrew J. McKenna 09 Robert S. Morrison 10 Richard B. Myers 11 Richard C. Notebaert 12 John W. Rogers, Jr. 13 Gloria Santona 14 Carolyn Y. Woo The Board of Directors recommends you vote FOR the following proposal(s). 2. Ratification of appointment of Ernst & Young LLP as Aon's Independent Registered Public Accounting Firm.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Voting items Continued 0000019353_4 R2.09.03.15 NOTE : Such other business as may properly come before the meeting or any adjournment thereof.